                                           Exhibit 99.1

                     Schedule A
                     06/07/2007

                       Block 1
        Quantity                     Price
------------------------- ----------------------------
          900                        50.00
          600                        50.00
          600                        50.00
          400                        50.00
------------------------- ----------------------------
                       Block 2
        Quantity                     Price
------------------------- ----------------------------
          100                        49.31
          100                        49.30
          200                        49.31
          100                        49.30
          200                        49.30
          100                        49.30
          100                        49.30
          100                        49.30
          100                        49.30
          600                        49.30
          100                        49.30
          200                        49.30
          100                        49.30
          400                        49.30
------------------------- ----------------------------
                       Block 3
        Quantity                     Price
------------------------- ----------------------------
          100                        49.25
          300                        49.25
          600                        49.25
          200                        49.25
------------------------- ----------------------------